“Exhibit 33”

                                         CERTIFICATION PURSUANT TO

                                          18 U.S.C. SECTION 1350

                                          AS ADOPTED PURSUANT TO

                           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Micron Enviro Systems, Inc. (the “Company”), on Form 10-QSB for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley Rudman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report duly complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradley Rudman

___________________________

Bradley Rudman, President, Chief Financial Officer

November 15, 2007